Fourth Quarter and Full Year

2004 Results

February 7, 2005

February 7, 2005

This presentation contains forward-looking statements that involve risks and uncertainties. The actual results of Temple-Inland may differ significantly from the results discussed in the forward-looking statements. Factors that might cause such differences include general economic, market, or business conditions; the opportunities (or lack thereof) that may be presented to and pursued by Temple-Inland; the availability and price of raw materials; competitive actions by other companies; changes in laws or regulations or actions or restrictions of regulators; the accuracy of judgments and estimates concerning the integration of acquired operations and Temple-Inland's consolidation and supply chain initiatives; and other factors, many of which are beyond the control of Temple-Inland.

Fourth Quarter Results

TIN

Net Income

$

55

$

(39)

$

41

EPS

$ 0.97

$(0.71)

$0.73

4th Qtr

4th Qtr

3rd Qtr

2004

2003

2004

4th qtr. 2004 special items – total of $0.08 per share

-  Repositioning of mortgage activities - charge of $8 million or

$0.14 per share

-  Converting facility closures and Project TIP - charge of $7 million or

$0.12 per share

-  Resolution of IRS exams and state tax returns - benefit of

$20 million or $0.34 per share

Fourth Quarter Results (cont’d)

Net income per dil. share

$

0.97

$

(0.71)

$

0.73

Special items

(0.08)

1.11

0

.26

Net income per dil. share

$

0.89

$  0.40

$

0.99

excluding special items

4th Qtr

3rd Qtr

2004

2003

2004

Fourth Quarter Segment Results

Operating Income

(millions)

Corrugated Packaging

$  27

$  (5)

$  42

Forest Products

$

50

$  35

$  68

Financial Services

$

58

$  54

$  37

$

135

$

84

$147

4th Qtr

4th Qtr

3rd Qtr

2004

2003

2004

Corrugated Packaging

Operating income

           (millions)

6

Price

-  4th qtr. avg. box price up $57/ton vs. 4th qtr. 2003 avg.

-  4th qtr. avg. box price up $63/ton vs. 1st qtr. 2004 avg.

-  4th qtr. avg. box price up $26/ton vs. 3rd qtr. 2004 avg.

4th Qtr

4th Qtr

3rd Qtr

2004

2003

2003

$ 27

$ (5)

$ 42

Corrugated Packaging (Cont’d)

Volume

On a volume per workday basis, shipments were up 5%

in 4th qtr. 2004 compared with shipments in 4th qtr. 2003

and up 1% compared with 3rd qtr. 2004 levels

On an actual basis, shipments down 4% compared with

3rd qtr. 2004 due primarily to three less shipping days

For 2004, on a volume per workday basis, TIN shipments

up 6% compared with industry growth of 3%, despite the

closure of 7 box plants since 3rd qtr. 2003

Recycled Fiber

Prices up $20/ton vs. 4th qtr. 2003 and down $2/ton vs.

3rd qtr. 2004

Corrugated Packaging (Cont’d)

Operating Income Reconciliation

($ in Millions)

3rd qtr. 2004

$42

Price

20

Major Mill Maintenance & Optimization

(15)

Volume

(8)

Higher Costs (primarily energy & health care)

(12)

4th qtr. 2004

$27

Forest Products

Operating income

            (millions)

9

4th Qtr

4th Qtr

3rd Qtr

2004

2003

2004

$50

$ 35

$  68

Lumber

- Average price up $9 vs. 4th qtr. 2003, but down $28

vs. 3rd qtr. 2004

- Volume down 1% vs. 4th qtr. 2003 and down 8% vs.

3rd qtr. 2004

Forest Products (Cont’d)

Particleboard

Average price up $67 vs. 4th qtr. 2003, but down $17

vs. 3rd qtr. 2004

Volume down 11% vs. 4th qtr. 2003 and down 3% vs.

3rd qtr. 2004

MDF

Average price up $68 vs. 4th qtr. 2003, but down $9 vs.

3rd qtr. 2004

Volume down 5% vs. 4th qtr. 2003 and down 7% vs. 3rd

qtr. 2004

Forest Products (Cont’d)

Gypsum

- Average price up $19 vs. 4th qtr. 2003, but down $2

vs. 3rd qtr. 2004

- Volume up 14% vs. 4th qtr. 2003, but down 4% vs.

3rd qtr. 2004

High-Value Land Sales

-  $7 million in high-value land sales in 4th qtr. 2004

vs. $4 million in 4th qtr. 2003 and $3 million in 3rd

qtr. 2004

Average sales price of $7,500 per acre for 4th qtr.

2004 and $7,000 per acre for full year 2004

Financial Services

Operating income

            (millions)

12

3rd qtr. 2004 income was negatively affected $15 million from increase in mortgage servicing valuation allowance

Repositioning of mortgage banking operation completed

during 4th qtr. 2004

Sale or closure of over 100 retail branch locations

Sale of third-party mortgage servicing portfolio

Eliminated 1500 positions or 35% of the workforce in

Financial Services

4th Qtr

4th Qtr

3rd Qtr

2004

2003

2004

$ 58

$ 54

$ 37

Comments

Project TIP

-  2004 annualized savings $60 million

-  $75 million forecasted by YE 2005

Box Plant Consolidation

-  Seven plants closed since 3rd qtr. 2003

-  Annual savings of $36 million in place at YE 2004

$60 million forecasted by YE 2005

Pension Expense

-  2004 pension expense $50 million

-  2005 pension expense $50 million

Full Year Results

                                                                                                             2004                           2003

Debt and other long-term liabilities, including timber
leases, reduced by $191 million in 2004

Net income per dil. share

$

2.92

$

1.77

Special items

0.45

(1.14)

Net income per dil. share

$

3.37

$

0.63

excluding special items

Full Year Segment Results

                                                                               2004                    2003

Operating Income

(millions)

Corrugated Packaging

$105

$  11

Forest Products

215

67

Financial Services

207

186

$527

$264

Summary Comments

Corrugated Packaging

2004 vs. 2003

(in millions)

Market Factors – Box & Board Pricing, OCC

($49)

Business Improvement – Volume, Mill & Converting Costs

143

Net Improvement

$94

Forest Products – record earnings of $215 million

Financial Services – record earnings of $207 million

Annual Dividend increased to $1.80 per share

Authorized 6 million (10%) share repurchase program

Approved 2 for 1 stock split